SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 7, 2005 (October 3, 2005)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 589-3500
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors of Verso Technologies, Inc., a Minnesota corporation (the “Company”), has approved and adopted an amendment (the “Amendment”) to the Company’s Articles of Incorporation which provides for a 1-for-5 (one-for-five) reverse stock split of the Company’s common stock (the “Reverse Split”), pursuant to which, as of 12:01 a.m., Central Time, on October 11, 2005 (the “Effective Time”), every one (1) share of the Company’s common stock issued and outstanding as of the Effective Time (the “Pre-Split Common Stock”) will be automatically reclassified and converted into one-fifth (1/5) of a duly authorized, validly issued, fully paid and non-assessable share of the Company’s common stock (the “Post-Split Common Stock”). The Amendment also reduces the number of shares of the Company’s authorized Post-Split Common Stock from 300,000,000 to 60,000,000 effective as of the Effective Time. Shareholder approval is not required to effect the Reverse Split pursuant to applicable Minnesota law. On October 7, 2005, the Company filed with the Minnesota Secretary of State Articles of Amendment to the Company’s Articles of Incorporation which become effective on October 11, 2005 and provide for the Reverse Split (the “Articles of Amendment”). The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the full text thereof which is filed as Exhibit 3.1 to this Current Report.
Item 8.01 Other Events.
     The Post-Split Common Stock will commence trading on The Nasdaq SmallCap Market at the opening of business on October 11, 2005. Fractional shares of Post-Split Common Stock will not be issued as a result of the Reverse Split. Shareholders who otherwise would receive a fractional share of Post-Split Common Stock will be entitled to receive cash in lieu thereof. The Company has instructed its transfer agent, American Stock Transfer and Trust Company, to act as exchange agent for the purpose of implementing the exchange of stock certificates in connection with the Reverse Split and to aggregate the fractional shares of Post-Split Common Stock resulting from the Reverse Split, sell the same and deliver to the shareholders the proceeds thereof.
Item 9.01 Financial Statements and Exhibits.

(a) – (b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)	Exhibits.

3.1	Articles of Amendment to the Company’s Articles of Incorporation, effective as of October 11, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

	By:	/s/ Juliet M. Reising

Juliet M. Reising, Chief Financial Officer and Executive Vice President

Dated: October 7, 2005

EXHIBIT INDEX

3.1	Articles of Amendment to the Company’s Articles of Incorporation, effective as of October 11, 2005.

4